EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTIONS 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Strong Solutions Inc. (the “Company”) on Form 10-Q for period ended June 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric Stevenson, the Secretary/Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Company’s Quarterly Report for the six months ended June 30, 2021 (“Report”) fully complies with the Requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

/s/ Eric Stevenson

Eric Stevenson, Secretary/Treasurer

Date: November 15, 2021